SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 6, 2000

                           SpectraSite Holdings, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                               0-27217 56-2027322
                        ------------- -------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                              8000 Regency Parkway
                           Cary, North Carolina 27511
               ------------------------------------ -------------
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.

         On March 6, 2000, SpectraSite announced execution of a letter of intent to acquire 11 broadcast towers from Pegasus Broadcast Television, Inc. The press release announcing this transaction is being filed with this report as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial statements of business acquired.

                           None.

                  (b)      Pro forma financial information.

                           None.

                  (c)      Exhibits.

                           99.1     Press Release dated March 6, 2000.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SPECTRASITE HOLDINGS, INC.


         Dated: March 8, 2000                  By: /s/ Stephen H. Clark
                                                    ----------------------------
                                                        Stephen H. Clark
                                                        Chief Executive Officer